Exhibit 10.13

Commitment Letter between Tidelands Bancshares, Inc. and The Bankers bank dated February 25, 2003


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Exhibit 10.13

Mr. R.E. Coffee, Jr.                                    February 25, 2003
President & C.E.O.
Tidelands Bancshares, Inc.
875 Lowcountry Boulevard
Mt. Peasant, South Carolina 29464

Dear Mr. Coffee:

The Bankers Bank (Bank) agrees to extend, subject to specific terms and conditions, the financing commitment outlined below to Tidelands Bancshares, Inc. (Borrower). Our terms and conditions for a $700,000 organizational line of credit that will replace an existing $200,000 organizational line of credit at the Bank are listed below in summary. These are not necessarily intended to represent all of the conditions and requirements of our commitment that would be included in the subsequent loan documentation.

    AMOUNT:                 Up to $700,000.00 (Seven Hundred Thousand Dollars)
    ------

    PURPOSE:                To provide funds for corporate purposes.
    -------

    REPAYMENT TERMS:        The line will mature August 31, 2003. Quarterly
    ---------------
                            payments of interest based on the outstanding balance. Any outstanding principal and accrued interest will be due at maturity.

    COLLATERAL:             Unsecured.
    ----------

    GUARANTORS:             The loan will be guaranteed by David E. Williams,
    ----------
                            John N. Cagle, Michael W. Burrell, Alan D.
                            Clemons, Richard L. Granger, Dwayne M. Green, Barry
                            I. Kalinsky, Tanya D. Robinson, Robert H. Mathews,
                            Jr., John T. Parker, Jr., Paul J. Kerwin, Robert E.
                            Coffee, Jr., Frederick H. Renken, and Morris
                            Kalinsky, 100%, joint and several.

    RATE:                   The interest rate will be "Prime" as designated in
    ----
                            the Money Rates Section of the Wall Street Journal.
                            If more than one rate is indicated in the Wall
                            Street Journal, the highest rate will be used. The rate will be adjusted the same day as the rate is published in the Wall Street Journal. The rate as noted above will be computed on the basis of a 360-day year.

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    DOCUMENTATION:          The Bank shall be furnished with such securities and
    -------------
                            credit instruments, as the Bank shall deem necessary or expedient for its protection. All documents in regard to the loan as well as all questions relating to the validity and priority of the security for the loan shall be determined by and shall be satisfactory to the Bank. In addition to all other documents which may be required by any provision of this commitment and any and all documents which may be required by the Bank, the following documents shall be required: Promissory Note, Corporate Resolutions, and such other documents as the Bank may require and in a form and substance satisfactory to the Bank.

    LOAN AGREEMENT:         The Loan Agreement shall include such terms and
    --------------
                            conditions as Bank's counsel deem appropriate.

    GENERAL CONDITIONS:     1)   Borrower shall pay reasonable costs and
    ------------------
                            expenses in connection with this commitment, whether or not the loan is closed including all legal fees and recording costs of both attorneys for the Borrower and the Bank.

                            2) Approval is subject to receipt of preliminary approval of a state bank charter by the South Carolina Banking Commission.

If the above-mentioned conditions are acceptable for this loan, please sign in the appropriate space and return to the undersigned. Unless accepted by March 31, 2003 this commitment will be null and void. If this commitment is accepted, it will remain open for ninety (90) days after the acceptance date, at which time it will be null and void if the loan is not closed.



Very truly yours,


/s/ Roy Watkins
---------------
Roy Watkins
First Vice President









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Accepted this 27th day of February, 2003.


         BORROWER:                                Tidelands Bancshares, Inc.


                                            By:     /s/ Robert E. Coffee, Jr.
                                                    ---------------------------
                                                    Mr. Robert E. Coffee, Jr.
                                                    President & C.E.O.



         GUARANTORS:


                                                    /s/ John N. Cagle
         ----------------------------               ----------------------------
         David E. Williams                          John N. Cagle


         /s/ Michael W. Burrell                     /s/ Alan D. Clemmons
         ----------------------------               ----------------------------
         Michael W. Burrell                         Alan D. Clemmons


         /s/ Richard L. Granger                     /s/ Dwayne M. Green
         ----------------------------               ----------------------------
         Richard L. Granger                         Dwayne M. Green


         /s/ Barry I. Kalinsky                      /s/ Frederick H. Renken
         ----------------------------               ----------------------------
         Barry I. Kalinsky                          Frederick H. Renken


                                                    /s/ John T. Parker, Jr.
         ----------------------------               ----------------------------
         Robert H. Mathews, Jr.                     John T. Parker, Jr.


         /s/ Paul J. Kerwin                         /s/ Robert E. Coffee, Jr.
         ----------------------------               ----------------------------
         Paul J. Kerwin                             Robert E. Coffee, Jr.


         /s/ Morris Kalinsky                        /s/ Tanya D. Robinson
         ----------------------------               ----------------------------
         Morris Kalinsky                            Tanya D. Robinson